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                                     FORM OF
                           WARRANT PURCHASE AGREEMENT

     WARRANT PURCHASE AGREEMENT (the "Agreement") dated as of December 31, 1998, by and among KII HOLDING CORP., a Delaware corporation (the "Company"), STELLEX AEROSPACE HOLDINGS, INC., a Delaware corporation ("Stellex Aerospace"), STELLEX INDUSTRIES, INC., a Delaware corporation ("Stellex Industries"), and _______________ (the "Holder").

                              W I T N E S S E T H:

     WHEREAS, the Holder is the owner of ____ shares of the Common Stock, no par value, of the Company; and

     WHEREAS, the Company proposes to issue to the Holder common stock purchase warrants ("Warrants") to purchase ____ shares of Class B Common Stock, no par value, of the Company ("Class B Common Stock"), in exchange for the conveyance to the Company of the ____ shares of Common Stock of the Company owned by the Holder.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holder and the Company, intending to be legally bound, agree as follows:


                                    Article I
                                   Definitions

     As used in this Agreement, the following terms shall have the following respective meanings:

     Act. The Securities Act of 1933, as amended.

     Affiliate. With respect to any Person, a Person that, directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

     Agreement. This term is defined in the preamble.

     Asset Sale Transaction. This term is defined in the definition of Fair Market Value.

     Board. The Board of Directors of Stellex Industries.


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     Business Day. Each day of the week except Saturdays, Sundays, and days on which banking institutions are authorized by law to close in the State of New York.

     Class A Common Stock. The Class A Common Stock, no par value, of the
     Company.

     Class B Common Stock. This term is defined in the preamble. Each share of Class B Common Stock shall be convertible into one share of Class A Common Stock, subject to the terms and conditions set forth in the certificate of incorporation of the Company.

     Commission. The Securities and Exchange Commission or any successor federal agency having similar powers.

     Common Stock. The Class A Common Stock and/or the Class B Common Stock.

     Company. KII Holding Corp. and its successors.

     Company Option. This term is defined in Section 5.01.

     Corporate Transaction. Any of the following:

          (a) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934
     Act), other than a Subsidiary of Stellex Industries or one or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d- 3 and 13d-5 under the 1934 Act), directly or indirectly, of more than 50% of the total voting stock of the Company or Stellex Industries;

          (b) any sale, lease exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company or Stellex Industries to any "person" or group of "persons" for purposes of Section 13(d) of the 1934 Act (other than to any Subsidiary of Stellex Industries or to one or more Permitted Holders); or

          (c) the adoption of a plan of liquidation of the Company or Stellex Industries.

     Distribution Account. A book keeping account the Company establishes any time that the Company exercises the Company Option into which the Company credits the Redemption Value of the Purchased Shares and Warrants (less the applicable Exercise Price for Warrants) with respect to which the Company Option is exercised.

     Exercise Price. The price per share specified in Section 2.03, as adjusted from time to time pursuant to the provisions of this Agreement.

     Expiration Date. This term is defined in Section 2.04.


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     Fair Market Value. On any relevant date, the Fair Market Value per Warrant or share of Common Stock shall be determined in accordance with the following provisions:

          (a) If the Common Stock is at the time traded on the NASDAQ National Market, then the Fair Market Value of the Common Stock shall be the closing selling price per share of the Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers, Inc. on the NASDAQ National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value of the Common Stock shall be the closing selling price on the last preceding date for which such quotation exists. If the Common Stock is at the time traded on the NASDAQ National Market, the Fair Market Value of a Warrant shall be the Fair Market Value of the Common Stock underlying such Warrant (as determined pursuant to the preceding two sentences) less the Exercise Price of such Warrant.

          (b) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value of the Common Stock shall be the closing selling price per share of the Common Stock on the date in question on the Stock Exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value of the Common Stock shall be the closing selling price on the last preceding date for which such quotation exists. If the Common Stock is at the time listed on any Stock Exchange, the Fair Market Value of a Warrant shall be the Fair Market Value of the Common Stock underlying such Warrant (as determined pursuant to the preceding two sentences) less the Exercise Price of such Warrant.

          (c) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the NASDAQ National Market, then the Board shall determine Fair Market Value of the Common Stock and the Warrants, taking into account a recent opinion thereon by an Independent Financial Advisor and such other factors as the Board deems appropriate in good faith. The valuation shall be performed on a going concern basis.

          (d) If Stellex Industries sells all of the Common Stock, the Fair Market Value of the Warrants and the Common Stock will be determined by the Board based on the per share net sale price for the common equity in such sale, determined on a fully diluted basis (counting, for this purpose, all Common Stock authorized for issuance and all stock and stock-based awards authorized for issuance under any other plan relating to the capital stock of the Company). The Board may also consider such other factors as it deems appropriate in good faith.

          (e) If all or substantially all of the assets of the Company are sold in a transaction or a series of related transactions (an "Asset Sale Transaction"), the Board will determine the common equity value of the Company (on a fully diluted basis counting, for this purpose, all Warrants authorized for issuance and all stock and stock-based awards authorized for issuance under any other plan relating to the capital stock of the Company) based on the net


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     sales price in such Asset Sale Transaction after deducting the total of the
     Company's debt (including, without limitation, inter-company debt and the allocable portion of any direct or indirect parent corporation debt and other obligations and liabilities), preferred equity (including accumulated dividends thereon) and other obligations and liabilities. The Board will determine the Fair Market Value of the Warrants and the Common Stock based on the per share amount of such common equity value. The Board may also consider such other factors as it deems appropriate in good faith.

     The Fair Market Value of Other Securities will be determined by the Board in a manner consistent with the principles outlined in paragraphs (a) through (e) above.

     For the purposes of determining the Fair Market Value per share of Common Stock pursuant to clauses (c), (d) and (e) above, the Plan Administrator shall treat all investments (whether in the form of loans, advances, capital contributions, guarantees or otherwise) in the Corporation made by Stellex Industries, or any other direct or indirect parent or shareholder of the Corporation, whether made prior or subsequent to the date hereof, as debt, unless the Board of Directors of Stellex Industries (or any successor parent corporation) determines, pursuant to a written resolution, that such investment shall be treated as something other than debt for purposes of this Agreement. The determination of the Board of Directors of Stellex Industries pursuant to the preceding sentence shall be final and conclusive, and shall be determinative notwithstanding the fact that investments in the Corporation made by Stellex Industries, or any other direct or indirect parent or shareholder of the Corporation, may be treated differently for purposes other than the calculation of Fair Market Value under this Agreement. Notwithstanding the foregoing, the original investment of $3,131,910 in Common Stock of the Company made by Greystoke Capital Management Limited LDC, an affiliate of Stellex Industries, shall continue to be treated as an investment in the Class A Common Stock for the purposes hereof.

     Holder. This term is defined in the preamble.

     IPO. An initial public offering, pursuant to a registration statement filed under the Act, of: (i) Common Stock; (ii) Stellex Stock; or (iii) the common stock of an Intermediate Holding Company.

     Independent Financial Advisor. A reputable accounting, appraisal or investment banking firm that is, in the reasonable judgment of the Board, qualified to perform the task for which such firm has been engaged.

     Intermediate Holding Company. This term is defined in Section 2.01.

     Material Adverse Effect. (i) A material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries


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     taken as a whole or (ii) the material impairment of the ability of the
     Company to perform its obligations under this Agreement.

     1934 Act. The Securities Exchange Act of 1934, as amended.

     Other Securities. Any stock (other than Class B Common Stock) and other securities of the Company or any other person (corporate or otherwise), which the Holder at any time shall be entitled to receive, or shall have received, upon exercise of the Warrants.

     Permitted Holders. (i) Richard L. Kramer and William L. Remley (the "Principals"), (ii) any spouse or immediate family member of a Principal and any child or spouse of any spouse or immediate family member of a Principal, (iii) a trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or persons beneficially holding, directly or indirectly, a controlling interest of which consists of a Principal and/or such other persons referred to in the immediately preceding clause (ii) or (iv) the trustees of any trust referred to in clause (iii).

     Person. This term will be interpreted broadly to include any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, company, institution, entity, party, or government (whether national, federal, state, county, city, municipal, or otherwise, including, without limitation, any instrumentality, division, agency, body, or department of any of the foregoing).

     Purchased Shares. Warrant Shares owned by the Holder as a result of his exercise of a Warrant.

     Redemption Value. (i) As it relates to Purchased Shares, a per share price of such Purchased Shares, and (ii) as it relates to Warrants, the difference between the Exercise Price per share and the per share price of the Class B Common Stock underlying the Warrants (in each case reflecting, for these purposes, all Common Stock authorized for issuance and all stock and stock-based awards authorized for issuance under any benefit plan or agreement relating to the capital stock of the Company) based on the Fair Market Value thereof determined as of the date on which the Company exercises the Company Option.

     Registrable Securities. The Warrants and the Warrant Shares; provided that a security shall cease to be a Registrable Security if and when (i) a registration statement with respect to such security becomes effective under the Act and such security is transferred pursuant to such effective registration statement, (ii) such security is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Act, (iii) such security is otherwise transferred, if a new certificate or other evidence of ownership for such security not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer is delivered by the Company and subsequent disposition of such security does not require registration or qualification of such security under the Act, or (iv) such security ceases to be outstanding.


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     Settlement Date. A date within 30 days after the last day of the month in which the Company exercises its Company Option.

     Stellex Industries. This term is defined in the preamble.

     Stellex Stock. This term is defined in Section 2.01.

     Subsidiary. Any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more total combined voting power of all classes of stock in one of the other corporations in such chain.

     Warrants. The warrants defined in the preamble and referred in Section 2.01, dated as of the date hereof, issued to the Holder, and all Warrants issued upon the transfer or division of, or in substitution for, such Warrants.

     Warrant Shares. Shares of Common Stock or Other Securities issued or to be issued upon exercise of the Warrants (including, without limitation, any Class A Common Stock received by the Holder upon the conversion of any Class B Common Stock issued upon exercise of the Warrants).

                                   Article II
                                  The Warrants

     2.01 The Warrants.

     (a) The Holder hereby agrees to purchase from the Company, and the Company hereby agrees to issue to the Holder, Warrants in substantially the form attached to this Agreement as Annex A to purchase ____ shares of Class B Common Stock, all in accordance with the terms and conditions of this Agreement. In consideration for the purchase of the Warrants described in the preceding sentence, the Holder hereby agrees to convey to the Company a certificate representing ____ shares of Common Stock of the Company owned beneficially and of record by the Holder, together with appropriate instruments of transfer.

     (b) In conjunction with IPO by Stellex Industries, the Board of Directors of Stellex Aerospace (or other direct parent corporation of the Company) (the "SAH Board") may, in its discretion, require the Holder to exercise his warrants and exchange the shares of Class B Common Stock issued thereunder for shares of common stock of Stellex Industries, par value $.01 per share ("Stellex Stock"), in accordance with the procedures set forth in paragraph (c) below.



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     (c) If the SAH Board, in its discretion, should require the Holder to exercise his warrants and exchange the shares of Class B Common Stock issued thereunder for shares of Stellex Stock in conjunction with an IPO by Stellex Industries pursuant to Section 2.01(b), the SAH Board will apply the exchange formula set forth below. The SAH Board will determine the number of shares of Stellex Stock the Holder would be entitled to receive upon such exchange by multiplying the number of shares of Class B Common Stock covered by such exchange by a fraction, the numerator of which is the Fair Market Value of one share of Class B Common Stock on the closing date of the Stellex Industries IPO, and the denominator of which is the gross price at which one share of Stellex Stock is sold by Stellex Industries in its IPO, as follows:

           Number of      x      Fair Market Value of one share of Class B Stock
           Shares of             -----------------------------------------------
         Class B Stock           Per Share IPO Price of Stellex Stock


     (d) If a separate IPO is undertaken by the Company prior to or contemporaneously with an IPO by Stellex Industries, the Class B Common Stock will not be exchangeable for shares of Stellex Stock.

     (e) If a separate IPO is undertaken by a corporation in an unbroken chain of corporations between Stellex Industries and the Company (an "Intermediate Holding Company"), the SAH Board may require the Holder to exercise the Warrants and exchange the shares of Class B Common Stock issued thereunder for shares of the common stock of the Intermediate Holding Company in an equitable manner, and on such terms and conditions, as the SAH Board deems appropriate. The SAH Board's determination in this regard shall be final, binding and conclusive.

     2.02 Legend. The Company shall deliver to the Holder one or more certificates representing the Warrants purchased by the Holder pursuant to this Agreement in such denominations as the Holder requests. Such certificates will be issued in the Holder's name. It is understood and agreed that the certificates evidencing the Warrants will bear the following legend:

     "THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) REGISTRATION UNDER OR EXEMPTION FROM THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS, AND (B) UNDER CERTAIN CIRCUMSTANCES, IF REQUESTED BY KII HOLDING CORP. (THE "COMPANY"), AN OPINION OF COUNSEL, WHICH COUNSEL SHALL BE REASONABLY


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     ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER DOES NOT
     VIOLATE THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS."

     "THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS (INCLUDING TRANSFER RESTRICTIONS) OF A WARRANT PURCHASE AGREEMENT, DATED AS OF DECEMBER 31, 1998, BY AND AMONG THE COMPANY, STELLEX AEROSPACE HOLDINGS, INC., STELLEX INDUSTRIES, INC. AND THE HOLDER OF THIS CERTIFICATE (AS SUCH AGREEMENT MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENT"). COPIES OF THE AGREEMENT ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

     2.03 Exercise Price. The Exercise Price per share will be $.01 for each share of Class B Common Stock covered by the Warrants.

     2.04 Term of Warrant. The Warrants shall not be exercisable after July 1, 2007 (the "Expiration Date").

     2.05 Exercise.

     (a) Each of the Warrants may be exercised upon the earliest to occur of:
(i) a Corporate Transaction with respect to the Company or Stellex Industries,
(ii) an IPO by the Company, Stellex Industries or an Intermediate Holding Company, (iii) the date which is 60 days prior to the Expiration Date. In order to exercise any Warrant, in whole or in part, the Holder will deliver to the Company at the address designated by the Company pursuant to Section 6.04, (i) a written notice of the Holder's election to exercise such Warrant, which notice will specify the number of Warrant Shares to be purchased pursuant to such exercise, (ii) payment of the Exercise Price, in an amount equal to the aggregate purchase price for all Warrant Shares to be purchased pursuant to such exercise, and (iii) the Warrant. Upon receipt of such notice, the Company will, as promptly as practicable, and in any event within ten (10) Business Days, execute, or cause to be executed, and deliver to the Holder a certificate or certificates representing the aggregate number of full shares of Class B Common Stock and/or Other Securities issuable upon such exercise, as provided in this Agreement. The stock certificate or certificates so delivered will be in such denominations as may be specified in such notice and will be registered in the name of the Holder. A Warrant will be deemed to have been exercised, such certificate or certificates will be deemed to have been issued, and the Holder will be deemed to have become a holder of record of such shares for all purposes, as of the date that such notice, together with payment of the Exercise Price and the Warrant, is received by the Company. If the Warrant has been exercised in part, the Company will, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase a number of Warrant Shares with respect to which the Warrant has not been exercised, which new Warrant will, in all other respects, be identical with the Warrants, or, at the request of


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the Holder, appropriate notation may be made on the Warrant and the Warrant returned to the Holder.

     (b) Payment of the Exercise Price will be made by company or individual check or certified or official bank check.

     2.06 Taxes. The Company's obligation to deliver shares of Class B Common Stock or Other Securities upon the exercise of the Warrant or to make any payment to the Holder upon the exercise of the Company Option pursuant to
Article V or in connection with a Corporate Transaction pursuant to Section 2.10 shall be subject to the satisfaction of all applicable Federal, state, local and foreign income and employment tax withholding requirements.

     2.07 Warrant Register. The Company will, at all times while any of the Warrants remain outstanding, keep and maintain at its principal office a register in which the registration, transfer, and exchange of the Warrants will be provided for. The Company will not at any time, except upon the dissolution, liquidation, or winding up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of any Warrant.

     2.08 Restriction on Transfer. During the lifetime of the Holder, the Warrant shall be exercisable only by the Holder and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Holder's death. The terms applicable to the transferred portion shall be the same as those in effect for the Warrant immediately prior to such transfer and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

     2.09 Adjustments. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock without the Company's receipt of consideration, the Board may make such equitable adjustments to the number and/or class of securities and the Exercise Price in effect under each outstanding Warrant as the Board determines are necessary or appropriate in its sole discretion. The adjustments determined by the Board shall be final, binding and conclusive.

     2.10 Corporate Transaction.

     (a) In the event of any Corporate Transaction, the Board shall have the discretion to provide that each outstanding Warrant shall either (i) be assumed by the successor corporation (or parent thereof), (ii) be replaced with a comparable Warrant to purchase shares of the capital stock of the successor corporation (or parent thereof), or (iii) be terminated in exchange for consideration equal to the difference between the Fair Market Value of the Warrants held by the Holder and the aggregate Exercise Price of such Warrants. The Board shall determine Warrant comparability under clause (ii) above, and its determination shall be final, binding and conclusive.



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     (b) Immediately following the consummation of a Corporate Transaction, all outstanding Warrants shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     (c) Each Warrant that is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities that would have been issuable to the Holder in connection with such Corporate Transaction had the Warrant been exercised immediately prior to such Corporate Transaction. Appropriate adjustments, if any, shall also be made to the Exercise Price under each outstanding Warrant, provided the aggregate Exercise Price payable for such securities shall remain the same.

     (d) The grant of Warrants hereunder shall in no way affect the right of the Company or Stellex Industries to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     (e) If the Board approves a sale of the Common Stock held, directly or indirectly, by Stellex Industries to a third party or an affiliated group of third parties (other than one or more Permitted Holders) (whether by purchase, merger, consolidation or otherwise), the Holder agrees to sell the Warrants and any Common Stock or Other Securities owned by the Holder to such third parties, upon receipt of the Fair Market Value thereof.

     (f) In the event of a sale of all or substantially all of the assets of the Company and its direct and indirect subsidiaries, on a consolidated basis, and the resulting liquidation of the Company or in the event of a sale of the Common Stock held, directly or indirectly, by Stellex Industries pursuant to Section 2.10(e) (in each case, other than a sale to one or more Permitted Holders), the Holder shall receive in exchange for his Warrants, Common Stock and Other Securities, if any, an amount equal to the Fair Market Value thereof.

     2.11 First Refusal Rights. Until the Common Stock or Other Securities is first registered under Section 12(b) or 12(g) of the 1934 Act, the Company shall have the right of first refusal with respect to any proposed disposition by the Holder (or any successor in interest) of any shares of Common Stock or Other Securities (which right the Company may assign to Stellex Industries). Such right of first refusal shall be exercisable in accordance with the terms established by the Board.

     2.12 Lost, Stolen, Mutilated, or Destroyed Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation, or destruction of a Warrant, and, in the case of any such loss, theft, or destruction, upon delivery of a bond of indemnity in such form and amount as is reasonably satisfactory to the Company or, in the event of such mutilation upon surrender and cancellation of a Warrant, the Company, without charge to the Holder, will make and deliver a new Warrant of like tenor in lieu of such lost, stolen, destroyed, or mutilated Warrant. The affidavit of the Holder setting forth the fact of loss, theft, or destruction and of his ownership of the Warrant at the time of such loss, theft, or destruction will be accepted as satisfactory evidence, and no further indemnity will be required as a condition to the execution and delivery of a new Warrant,


                                      -10-
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other than a written agreement of the Holder (in form reasonably satisfactory to the Company) to indemnify the Company.

     2.13 Stock Legend. The Warrants and the Warrant Shares have not been registered under the Act or qualified under applicable state securities laws. Accordingly, unless there is an effective registration statement and qualification respecting the Warrants and the Warrant Shares under the Act or under applicable state securities laws at the time of exercise of a Warrant, any stock certificate issued pursuant to the exercise of a Warrant will bear the following (or substantially equivalent) legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THE SHARES REPRESENTED BY THIS CERTIFICATE (A) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (I) REGISTRATION UNDER OR EXEMPTION FROM THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS, AND (II) UNDER CERTAIN CIRCUMSTANCES, IF REQUESTED BY KII HOLDING CORP. (THE "COMPANY"), AN OPINION OF COUNSEL, WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER DOES NOT VIOLATE THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND (B) ARE SUBJECT TO THE TERMS AND PROVISIONS (INCLUDING TRANSFER RESTRICTIONS) OF A WARRANT PURCHASE AGREEMENT, DATED AS OF DECEMBER 31, 1998, BY AND AMONG THE COMPANY, STELLEX AEROSPACE HOLDINGS, INC., STELLEX INDUSTRIES AND THE HOLDER OF THIS CERTIFICATE (AS SUCH AGREEMENT MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENT"). COPIES OF THE AGREEMENT ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

     2.14 Compliance with Securities Laws. Unless the Class B Common Stock or Other Securities issuable upon exercise of a Warrant is registered under the Act, and the securities laws of other appropriate jurisdictions, (i) the obligation of Stellex Industries or the Company to issue Class B Common Stock or Other Securities upon exercise of a Warrant shall be subject to the receipt by the Board of an opinion of counsel to the Company that such issuance would be in compliance with applicable securities laws and receipt from the Holder of a written representation to the effect that (A) the Holder is purchasing the shares of Class B Common Stock or Other Securities, as applicable, for his own account for investment, and not with a view to, or for resale in connection with, the distribution thereof, and has no present intention of distributing or reselling any thereof, (B) the Holder has the financial ability to bear the economic risks of his investment in the shares of Class B Common Stock or Other Securities to be purchased, (C) the Holder has such knowledge and experience in financial and business matters, and knowledge of and experience with the Company, to be capable of evaluating the merits and risks of the purchase of the shares of Class B Common


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


Stock or Other Securities to be purchased by him, and (D) such other representations as are necessary or appropriate to establish an exemption from registration and (ii) such Class B Common Stock or Other Securities shall not be transferable unless an exemption from such registration is available and, as appropriate, only with a written opinion of counsel (which shall be satisfactory in form and substance to the Company) that an exemption from registration under the Act is available and that the transaction would not violate applicable securities laws.

                                   Article III
                         Representations and Warranties

     3.01 Representations and Warranties of the Company. The Company represents and warrants to the Holder that:

          (a) The Company and each of its Subsidiaries is a corporation duly organized and existing and in good standing under the laws of its state of incorporation and is qualified or licensed to do business in all other jurisdictions the laws of which require it to be so qualified or licensed and where the failure to be so qualified or licensed would have a Material Adverse Effect.

          (b) The Company has, and at all times that this Agreement is in force will have, the right and power, and is duly authorized, to enter into, execute, deliver and perform this Agreement and the Warrants, and the officers of Company executing and delivering this Agreement and the Warrants are duly authorized to do so. This Agreement and the Warrants have been duly and validly executed, issued, and delivered and constitute the legal, valid, and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or (b) general principles of equity.

          (c) The execution, delivery, and performance of this Agreement and the Warrants will not, by the lapse of time, the giving of notice, or otherwise, constitute a violation of any applicable provision contained in the certificate of incorporation or bylaws of the Company or contained in any material agreement, instrument or document to which the Company is a party or by which it is bound.

          (d) As of March 31, 1999, the authorized capital stock of the Company consists of (i) 15,000 shares of Class A Common Stock, no par value, of which 8,010 shares are issued and outstanding, (ii) 5,000 shares of Class B Common Stock, no par value, of which 0 shares are issued and outstanding and (iii) 500 shares of Preferred Stock, of which 84 shares are issued and outstanding. 1,870.6 shares of Class B Common Stock are reserved for issuance upon exercise of the Warrants. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and have been offered, issued, sold, and delivered by Company free from preemptive or similar rights and in compliance with applicable federal and state securities laws.

          (e) The shares of Class B Common Stock issuable upon exercise of the Warrants have been duly and validly authorized and reserved for issuance and, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid, and nonassessable and free of preemptive or similar rights.

     3.02 Representations and Warranties of the Holder. The Holder represents and warrants to the Company:

          (a) He has the full power and capacity to enter into and perform this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Holder, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or (ii) general principles of equity.

          (b) He (i) is an "accredited investor," as that term is defined in Regulation D under the Act; (ii) has such knowledge, skill, and experience in business and financial matters, based on actual participation, that he is capable of evaluating the merits and risks of an investment in the Company and the suitability thereof as an investment for the Holder and
     (iii) has the financial ability to bear the economic risks of his investment in the Warrants for an indefinite period of time.

          (c) He understands that: (i) neither the Warrants nor the Class B Common Stock issuable thereunder have been registered under the Act, the California Corporate Securities Law of 1968, as amended ("California Securities Law"), or any other applicable federal or state securities law;
     (ii) the Company will permit transfers of the Warrants and the Class B Common Stock purchased thereunder only: (1) in accordance with this Agreement; and (2) when such securities have been registered under the Act and any other applicable federal or state securities law or when the proposed transfer does not require any such registration and the Company has received an opinion of counsel (which opinion and counsel shall be acceptable to the Company) to such effect; (iii) any transfer made or purportedly made in violation of the foregoing restrictions shall be null and void and the Company shall not register or record such attempted transfer in its books and records.

          (d) He is acquiring the Warrants and any securities issuable upon exercise of the Warrant for investment for his own account and not with a view to any distribution thereof in violation of applicable securities laws.

          (e) He agrees that the certificates representing the Warrants and any Warrant Shares will bear the legends referenced in this Agreement, and such Warrants or Warrant Shares, as the case may be, will not be offered, sold, or transferred in the absence of registration or exemption under applicable securities laws.

          (f) He is the owner, of record and beneficially, of the ____ shares of Common Stock being conveyed to the Company pursuant to this Agreement, free and clear of all liens and encumbrances, and is not subject to or bound by any agreement, law or order that would prevent or prohibit the conveyance of the KII Stock to the Company in accordance with the terms of this Agreement.

                                   Article IV
                               Registration Rights

     4.01 Incidental Registration. (a) If the Company or Stellex Industries at any time proposes to register any equity securities of the same class as any Registrable Securities (other than debt securities which are convertible into equity securities) under the Act on Forms S-1, S-2 or S-3 (but not Form S-4 or S-8) or on any other form upon which may be registered securities similar to the Registrable Securities, it will at each such time give written notice at least thirty (30) days prior to the filing of the registration statement to the Holder of its intention so to do. Such notice shall specify the proposed date of the filing of the registration statement and advise the Holder of his right to participate therein. Upon the written request of the Holder given not less than ten (10) Business Days prior to the proposed date of filing set forth in such notice, the Company will use its best efforts to cause each Registrable Security which the Company has been requested to register by the Holder to be registered under the Act, all to the extent required to permit the sale or other disposition by the Holder of the Registrable Securities so registered.

     (b) If, in the opinion of the underwriter or underwriters managing the public offering which is the subject of a registration pursuant to paragraph (a) of this Section 4.01 (or in the event that such distribution shall not be underwritten, in the opinion of an investment banking firm of recognized standing reasonably acceptable to the Company), the total amount of the securities to be so registered, when added to the total amount of Registrable Securities which the Holder has requested to be registered pursuant to paragraph
(a) of this Section 4.01, will exceed the maximum amount of securities of the Company or Stellex Industries which can be successfully marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially and adversely affecting the entire offering, then the Company or Stellex Industries, as applicable, shall have the right to exclude from such registration such number of Registrable Securities which it would otherwise be required to register pursuant to paragraph (a) of this Section 4.01 as is necessary to reduce the total amount of securities to be so registered to the maximum amount of securities which can, in the reasonable opinion of the underwriter or such investment banking firm, be so successfully marketed.

                                    Article V
                    Company's Repurchase of Purchased Shares.

     5.01 Company's Repurchase of Purchased Shares. (a) Upon (i) the termination of the Holder's employment with the Company or any other subsidiary of Stellex Industries for any reason, (ii) the transfer or purported transfer of any Warrants or Purchased Shares to any Person who is not at the time of transfer an employee of the Company or any other subsidiary of Stellex Industries or (iii) the sale by the Company to a third party of the stock or all or substantially all of the assets of the direct or indirect subsidiary of the Company by which the Holder is employed, the Company shall have the option (the "Company Option"), exercisable at any time after such termination of employment, transfer or sale, to purchase any or all Warrants or Purchased Shares. Each time that the Company exercises the Company Option, the Redemption Value of the Holder's Warrants and Purchased Shares (less all applicable Federal, state, local and foreign income and other withholding taxes) with respect to which the Company Option is exercised shall be converted to a Distribution Account on or before the Settlement Date, and distributed according to the provisions of this Section 5.01. The provisions of this Section 5.01 shall not apply if the Purchased Shares are registered under Section 12(b) or 12(g) of the 1934 Act and such securities are listed on a national securities exchange or traded in a national automated quotation system.

     (b) On the Settlement Date, the Holder shall deliver to the Company any Warrants or Purchased Shares being purchased by the Company pursuant to such exercise free of any liens or encumbrances, and duly endorsed or with duly executed stock powers.

     (c) The Company will distribute the amount in the Holder's Distribution Account to the Holder in cash, (i) (A) in thirty-six equal monthly installment payments (or over such shorter period as may be approved by the Board in its sole discretion), if the amount in the Distribution Account equals or exceeds $100,000; and (B) in one lump sum, if the amount in the Distribution Account is less than $100,000; or (ii) over such longer period as may be required under the terms of the agreements and instruments governing the indebtedness of Stellex Industries and its subsidiaries then in effect. Amounts in the Distribution Account will bear interest from the applicable Settlement Date until the date of distribution at a rate equal to the rate as of the Settlement Date on U.S. treasury securities of a similar tenor and maturity, as determined by the Board from publicly available sources. Notwithstanding the foregoing, the Company may, in its sole discretion, at any time during the installment period, distribute the remaining amount of the Holder's Distribution Account in a single lump sum cash payment, plus interest to the date of payment. The Company also may issue a promissory note evidencing its obligation to pay amounts in the Distribution Account.

     (d) Distribution of the Holder's Distribution Account will commence no later than 30 days after the Redemption Value has been determined.

     (e) If the Holder dies before complete distribution of his Distribution Account, the remaining value of the Holder's Distribution Account will be distributed to the beneficiary designated by the Holder over the same period as distributions were being made to the Holder; except that, the Company may, in its sole discretion, determine to pay the remaining balance of the deceased Holder's Distribution Account to the designated beneficiary in a single lump sum payment at any time. If the Holder has not designated a beneficiary, or if no designated beneficiary is living on the date of distribution hereunder, amounts distributable pursuant to this Section will be distributed to the Holder's estate.

     (f) The Company shall have the option, exercisable at any time on or after the six month anniversary of the exercise of any Warrants, to purchase any or all Purchased Shares received as a result of such exercise at the Fair Market Value thereof. The manner in which any such purchase shall be effected shall be substantially in accordance with the procedures set forth in Section 5.01(b) through Section 5.01(e), with such changes as the Board shall approve in its sole discretion.

                                   Article VI
                                  Miscellaneous

     6.01 Integration. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all previous written, and all previous or contemporaneous oral, negotiations, understandings, arrangements, and agreements. This Agreement may not be amended or supplemented except by a writing signed by Company and the Holder.

     6.02 Headings. The headings in this Agreement are for convenience and reference only and are not part of the substance of this Agreement. References in this Agreement to Sections and Articles are references to the Sections and Articles of this Agreement unless otherwise specified.

     6.03 Severability. The parties to this Agreement expressly agree that it is not the intention of any of them to violate any public policy, statutory or common law rules, regulations, or decisions of any governmental or regulatory body. If any provision of this Agreement is judicially or administratively interpreted or construed as being in violation of any such policy, rule, regulation, or decision, the provision, section, sentence, word, clause, or combination thereof causing such violation will be inoperative (and in lieu thereof there will be inserted such provision, sentence, word, clause, or combination thereof as may be valid and consistent with the intent of the parties under this Agreement) and the remainder of this Agreement, as amended, will remain binding upon the parties, unless the inoperative provision would cause enforcement of the remainder of this Agreement to be inequitable under the circumstances.

     6.04 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication be given to or served upon any of the parties by another, such notice, demand, request, consent, approval, declaration, or other communication will be in writing and will be deemed to have been validly served, given or delivered (and "the date of such notice" or words of similar effect will mean the date) five (5) days after deposit in the United States mails, certified mail, return receipt requested, with proper postage prepaid, or upon receipt thereof (whether by non-certified mail, telecopy, telegram, express delivery, or otherwise), whichever is earlier, and addressed to the party to be notified as follows:

         If to the Holder, at:
                                            ------------------------------------
                                            c/o Stellex Aerospace Holdings, Inc.
                                            21550 Oxnard Street, Suite 570
                                            Woodland Hills, California 91367
                                            Facsimile: (818) 710-7807

         If to Stellex Aerospace or
         the Company, at:                   c/o Mentmore Holdings Corporation

                                            1430 Broadway, 13th Floor
                                            New York, New York 10018-3308
                                            Attention: William L. Remley
                                            Michael D. Schenker
                                            Facsimile: (212) 391-1393

         with courtesy copy to:             Winston & Strawn
                                            200 Park Avenue
                                            New York, New York 10166
                                            Attention: Daniel A. Ninivaggi, Esq.
                                            Facsimile: (212) 294-4700

or to such other address as each party may designate for itself by like notice.

     Failure or delay in delivering courtesy copies of any notice, demand, request, consent, approval, declaration, or other communication to the persons designated above to receive copies of the actual notice will in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, or other communication.

     No notice, demand, request, consent, approval, declaration or other communication will be deemed to have been given or received unless and until it sets forth all items of information required to be set forth therein pursuant to the terms of this Agreement.

     6.05 Stockholder Rights. The Holder shall have no stockholder rights with respect to the shares subject to any Warrant until the Holder shall have exercised such Warrant, paid the Exercise Price and become a holder of record of the Purchased Shares.

     6.06 Successors. This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     6.07 Remedies. The failure of any party to enforce any right or remedy under this Agreement, or promptly to enforce any such right or remedy, will not constitute a waiver thereof, nor give rise to any estoppel against such party, nor excuse any other party from its obligations under this Agreement. Any waiver of any such right or remedy by any party must be in writing and signed by the party against which such waiver is sought to be enforced.

     6.08 Amendment. This Agreement and the Warrants may not be amended without the consent of the Company, Stellex Aerospace, Stellex Industries and the Holder; provided, however, that the Company, Stellex Aerospace and Stellex Industries may amend this Agreement and/or the Warrants without the consent of the Holder: (a) to cure any ambiguity, omission, defect or inconsistency; (b) to make any change that does not adversely affect, in any material respect, the rights of the Holder; or (c) to comply with applicable law.

     6.09 Counterparts. This Agreement may be executed in any number of counterparts, which will individually and collectively constitute one agreement.

     6.10 Compliance with Laws and Regulations.

     (a) The exercise of the Warrants and the issuance of the Warrant Shares upon such exercise shall be subject to compliance by the Company and/or Stellex Industries and the Holder with all applicable requirements of law relating thereto and with all applicable regulations of any Stock Exchange (or the NASDAQ National Market, if applicable) on which the Warrant Shares may be listed for trading at the time of such exercise and issuance.

     (b) The inability of the Company, Stellex Aerospace or Stellex Industries to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Warrant Shares pursuant to the Warrants shall relieve the Company, Stellex Aerospace and Stellex Industries of any liability with respect to the non-issuance or sale of the Warrant Shares as to which such approval shall not have been obtained. The Company, Stellex Aerospace and Stellex Industries, however, shall use their respective best efforts to obtain all such approvals.

     6.11 Governing Law. THIS AGREEMENT AND THE WARRANTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


                                            KII HOLDING CORP.

                                            By:
                                               ---------------------------------
                                               Name:
                                                   -----------------------------
                                               Title:
                                                     ---------------------------


                                            STELLEX AEROSPACE HOLDINGS, INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                                   -----------------------------
                                               Title:
                                                     ---------------------------


                                            STELLEX INDUSTRIES, INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                                   -----------------------------
                                               Title:
                                                     ---------------------------


                                            HOLDER:


                                            By:
                                               ---------------------------------
                                               Name:
                                                   -----------------------------

                                     ANNEX A